UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2025

Date of Report (Date of earliest event reported)

LIMITLESS X HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56453	81-1034163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9777 Wilshire Blvd., #400
Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

(855) 413-7030

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N./A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 20, 2025, Limitless X, Inc., a Nevada corporation (“Limitless X”) and wholly-owned subsidiary of the Company entered into a second amendment (the “Amendment”) to the Manufacturing and Distributorship License Agreement, dated as of December 1, 2021, by and between Limitless X and LPI (the “Original License Agreement”). A copy of the Original License Agreement was filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2022, and is incorporated by reference herein. LPI is wholly-owned by Jaspreet Mathur, the Company’s CEO, Chairman and significant shareholder. The purpose of the Amendment is to memorialize the oral understanding and past practices of the parties regarding the Original Agreement’s application to certain products.

In the Amendment, LPI and the Limitless X agreed that, effective September 1, 2023, the following products shall be deemed to be added to Exhibit A of the Original License Agreement: NZT-48 Lions Mane, NZT-48 For Her, and the OneShot Nootropic Pre-Workout (the “Products”). The Amendment further provides that any products with the term “NZT” or “OneShot” developed by LPI (“Future Products”) in the future shall be subject to the Original Agreement (and all amendments thereto). Further, the Amendment clarifies that the Termination Agreements entered into on November 1, 2023 (filed as a Current Report on Form 8-K on November 6, 2023 with the SEC) do not apply to NZT-48 or any of the aforementioned Products or Future Products. All other terms of the Original License Agreement and the First Amendment to the Original Agreement dated January 24, 2025 (filed as a Current Report on Form 8-K on January 29, 2025 with the SEC) remained the same and apply in full force in effect to NZT-48, the Products, and the Future Products .

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to the Manufacturing and Distributorship License Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITLESS X HOLDINGS INC.

Date: May 21, 2025	By:	/s/ Jaspreet Mathur
	Name:	Jaspreet Mathur
	Title:	Chief Executive Officer